UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS FUNDS
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C
           El Cajon, CA                                     92020
(Address of principal executive offices)                  (Zip code)

CT Corporation System
155 Federal St., Suite 700,
Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Semiannual Report June 30, 2011

BRTNX

August 11, 2011

Dear Fellow Shareholders:

The Bretton Fund’s net asset value per share (NAV) as of June 30, 2011, was $16.55, and the total return for the fund for the quarter was 0.61% . Over the same period of time, the total return for the S&P 500 Index was 0.10%, and the total return for the Wilshire 5000 Total Market Index was -0.08% .

Total Return as of June 30, 2011
	Since 3/31/2011	Since 9/30/10 Inception(A)
Bretton Fund	0.61%	6.13%
S&P 500 Index(B)	0.10%	10.76%
Wilshire 5000 Total Market Index(C)	-0.08%	11.59%

(A)Since Inception returns include change in share prices, and in each case, include reinvestment of any dividends and capital gain distributions. The inception date of the Bretton Fund was September 30, 2010.

(B)The S&P 500 is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

(C)The Wilshire 5000 Total Market Index is a market-capitalization-weighted index of the market value of all stocks actively traded in the United States.

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of US stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling 800.231.2901 or going to http://brettonfund.com. The fund's expense ratio is 1.50% .

Contributors to Performance
The investment with the most significant impact on NAV was Aflac, which brought down the fund’s NAV by 24¢. The rise in the stock price of Ross Stores had the largest positive impact on NAV, increasing it by 21¢.

Portfolio

Security	% of Net Assets
Aflac, Inc.	11.6%
Ross Stores, Inc.	10.9%
Apollo Group, Inc.	9.9%
CapitalSource, Inc.	9.3%
American Express Co.	5.1%
Carter’s, Inc.	5.1%
Norfolk Southern Corp.	4.9%
New Resource Bank	4.7%
The Gap, Inc.	4.1%
CSX Corp.	3.9%
Peoples Federal Bancshares, Inc.	3.8%
Standard Financial Corp.	3.8%
SI Financial Group, Inc.	3.7%
Union Pacific Corp.	3.0%
Cash*	16.2%

*Cash represents cash equivalents less liabilities in excess of other assets.

2011 Semiannual Report 1

Carter’s
If you’ve had a baby or welcomed a grandchild in the past few years, there’s a good chance you’re familiar with Carter’s and a decent chance you’ve spent money with them. Carter’s is the largest maker of clothes for babies and toddlers, selling clothes and baby gear under its eponymous Carter’s brand and the OshKosh B’Gosh brand.

I find the transformation from raw cotton to “Hey, that’s a cool shirt,” a bit magical. There are the purely functional aspects of weaving and dyeing, but the designing and branding of the product is what can create above-average economic returns for a long period of time. Since 1865, Carter’s has done this better than anyone else in the baby apparel business. The company has been careful to attune its designs to current trends, without being trendy, and is a primary source of basics, like one-pieces and t-shirts, a strategy that makes it less likely that its appeal will go out of style.

In addition to selling to department stores, Carter’s operates over 300 of its own branded stores across the US, which is much less than its full potential. Each new store it opens draws in more new customers, a positive indication of its future earnings potential. It only recently started selling clothes through its website, and the early results are promising. I don’t expect Carter’s to grow its revenue at the same 14% compound annual rate it grew over the past 10 years, but it should grow faster than the US economy as a whole.

A short-term problem that Carter’s faces is abnormally high cotton prices, which has increased Carter’s costs. Over the past 30 years, cotton prices have averaged about 70¢ per pound, but shot up to as high as $2.30 per pound earlier this year, a 140-year, postbellum high. Some investors like to talk about “commodities” as a single entity or investment class, but cotton is not like oil or natural gas: There is not a fixed amount of cotton in the ground that we are using up every day. When people use more cotton and prices go up, farmers plant more cotton. It takes time for cotton to grow, and thus a while for the market response to impact prices. There was indeed a temporary shortage of cotton that caused a price spike, but I strongly suspect it was exacerbated by speculation. The Wall Street Journal reported in January that cotton farmers in rural China were filling their homes with their entire cotton harvests, hoarding in the hopes of seeing prices go up even further, to me an indication of a speculative bubble. This behavior can distort short-term prices, but the fundamental supply and demand for cotton eventually determine market prices. Since March, cotton prices have receded sharply down to $1.05 and look to be going lower.

When Carter’s announced that high cotton prices would cut into its earnings for the rest of the year, many investors sold their stakes in the company, giving the fund an opportunity to add to its existing position, an opportunity only because of our longer-than-average time horizon. This investment is in the sweet spot for the Bretton Fund: a great business facing a temporary problem.

Portfolio Changes
In the period since March 31, the fund made one new investment: The Gap, another purveyor of apparel, whose brands include Banana Republic, Old Navy, Piperlime, and Athleta. The investment case for The Gap is similar to that of Carter’s, but Gap does not need to grow its appeal or number of stores for our investment to turn out well. The company’s share price is so low compared to its normalized earnings (most of which management distributes to shareholders), that even if it doesn’t grow its revenue at all, we’ll do just fine.

2011 Semiannual Report 2

The fund sold two securities during the quarter: Federated Investors and Kaiser Federal Financial Group. These two securities appreciated over a short period of time, and my estimates of their values were lower than my original analysis. I became concerned earlier this year when Federated’s management started beating the war drums harder about wanting to make a big acquisition, “especially international.” Large acquisitions are an easy way to destroy shareholder value. Our total gain including dividends on Federated was 18%, or 42% on an annualized basis (known as an internal rate of return or IRR).

The unexpected retirement of the CEO of Kaiser Federal, a bank in Southern California affiliated with the hospital, combined with a lack of clarity about its loan quality led me to sell the fund’s position. The investment returned 20% overall, for an IRR of 56%. While these IRRs are great, they were for short periods of time, and given the difficulty and time it takes to find undervalued securities, I would have preferred a smaller IRR but over many years.

The Siren Song of Growth

Growth is good. All things being equal, an investor would rather invest in a growing business than a stagnant business. But the key phrase here is “all things being equal,” and there are so many other factors that can eliminate any benefit of even rapid unit growth. It’s an easy mistake for an investor to become single-mindedly focused on growth as the sole or even primary variable when it’s only one of many.

For example: Imagine it’s the year 2000, and you’re faced with two investments options. You could own a leading maker of computer memory for the fast growing personal computer market, a market that will sell an average of 9% more computers each year for 10 years, or you could invest in a railroad, a drab industry that will increase the amount it transports by less than 1% a year. The computer industry is dynamic—exciting even—with better, faster products introduced constantly. Compounding at 9% a year, the industry will sell 2.3x as many computers in 10 years as it does now. In short, it’s a rapidly growing market. Your other investment option is in the railroads, a boring sector that might make occasional marginal improvements like faster speeds and greater loads, but won’t be fundamentally different from how it operates today. There are no new products or features; railroads move heavy things from one point to another. The amount of cargo shipped will basically be the same 10 years from now. In short, it’s a no-growth market. Assuming you could invest in either of these business for the same price, i.e., at the same ratio of price to earnings, which would you choose?

The first company could have been Micron Technology in 2000. By 2010, Micron ended up selling exponentially more bytes of computer memory than it did in 2000. The problem is that the price per byte in 2010 was exponentially lower than what it was in 2000. Moore’s Law may be great for consumers, but it’s been pretty awful for the memory business. The economic attributes of the industry have made it hard for any company to earn a decent return on its capital sustainably. Micron and its competitors all have access to the same equipment, and because that equipment gets significantly better each year, the company with the newest equipment can make the highest capacity memory chips more cheaply than the guys with the old equipment. The result is an expensive game of leapfrog, with companies constantly making big-ticket capital purchases hoping to gain an edge, which turns out to be an ephemeral one. Micron was able to sell more memory, but at prices that couldn’t cover the cost of its equipment. Occasionally a company can obtain some type of inherent cost advantage, but in a competitive, commodity industry

2011 Semiannual Report 3

with rapidly improving capital equipment, it’s tough to maintain a high return on capital for very long.

Your other investment option would have been the railroad company CSX in 2000. CSX ended up transporting 13% fewer railcars in 2010 than it did in 2000. Like the memory business, the product is undifferentiated, but it has two important advantages. CSX has only one competitor, and it’s close to impossible to create a new railroad from scratch with a similar rail network as CSX. Despite seeing its overall volume decline, CSX was able to increase the amount of revenue it earned per car by an average of 5% per year for 10 years. Compare that to the memory business, which saw 50% price decreases in some years. More important, CSX didn’t have to play catch-up with its capital purchases against a slew of competition. Locomotives aren’t cheap, but CSX’s capital expenditures were much less than the additional revenue it generated through prices increases. CSX distributed much of its earnings to shareholders through dividends as well as purchasing significant amounts of its own stock, which resulted in the remaining shareholders owning a greater proportion of CSX’s future earnings. Micron did the opposite by issuing stock to acquire other memory companies, diluting its shareholders’ interests over time.

Again, this is not to say that growth is in any way undesirable. It is highly desirable. This is to say that there are other microeconomic dynamics that are important—and underrated—determinants of future earnings. Compounded over 10 years, these forces can result in stark differences. In 2000, Micron earned $2.56 per share, but only $1.85 per share by 2010, a 28% decline, and it’s currently on its way to earning 38¢ per share this year, a drop of 85% since 2000. CSX, through its price increases, moderate capital purchases, and share buybacks, increased its earnings per share from 15¢ in 2000 to $1.36 in 2010, an increase of 807%, a not-so-drab compound annual rate of 25% per year. All that from transporting fewer railcars than it did 10 years ago.

Put succinctly: unit growth ≠ investment growth.

Housekeeping
We’re joined this summer by our first intern, Adi Gaur, a junior at my alma mater, the University of California, Berkeley. He got his summer job in a decidedly new-fashioned way: He found me on the Internet. Adi hails from New Jersey and will be helping out with the investment research.

We are initiating an e-mail distribution system for our shareholder letters, and if you’d like to be put on the distribution list, e-mail me at stephen.dodson@brettonfund.com or sign up on the website (http://brettonfund.com). Our shareholder letters are published on a quarterly basis online (and now via e-mail), with the annual and semiannual reports that include financial statements distributed to shareholders via postal mail.

At this early stage in the fund’s existence, I continue to be the fund’s majority shareholder. Most of my net worth is invested in the fund, and as a policy, I own no marketable investment securities other than the Bretton Fund. My interests are heavily aligned with yours.

Thank you for being a shareholder,

Stephen J. Dodson
President
Bretton Capital Management

2011 Semiannual Report 4

Bretton Fund by Sectors (as a percentage of Net Assets) (Unaudited)

* Net Cash represents cash equivalents and other assets less liabilities.

Disclosure of Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested in the Fund on January 1, 2011, and held through June 30, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative cost of owning different funds. In addition, if these transactional costs were included, your cost could have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2011
	January 1, 2011	June 30, 2011	to June 30, 2011

Actual	$1,000.00	$1,039.57	$7.59

Hypothetical	$1,000.00	$1,017.36	$7.50
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period ended
June 30, 2011).

2011 Semiannual Report 5

Bretton Fund

		Schedule of Investments
		June 30, 2011 (Unaudited)
Shares/Principal Amount		Cost	Fair Value	% of Net Assets
COMMON STOCKS
Accident & Health Insurance
6,000	Aflac Inc.	$ 320,765	$ 280,080	11.56%
Apparel & Other Finished Products of Fabrics & Similar Material
4,000	Carter's, Inc. *	108,740	123,040	5.08%
Finance Services
2,400	American Express Company	98,773	124,080	5.12%
Miscellaneous Business Credit Institution
35,000	CapitalSource, Inc.	203,056	225,750	9.32%
Railroad, Line-Haul Operating
3,600	CSX Corp.	73,152	94,392
1,600	Norfolk Southern Corp.	96,459	119,888
700	Union Pacific Corporation	55,944	73,080
		225,555	287,360	11.86%
Regional - Pacific Banks
39,500	New Resource Bank *	125,135	114,550	4.73%
Retail - Family Clothing Stores
5,500	The Gap, Inc.	98,980	99,550
3,300	Ross Stores Inc.	190,516	264,396
		289,496	363,946	15.03%
Saving Institution, Federally Chartered
8,800	SI Financial Group Inc.	84,112	88,880	3.67%
Saving Institution, Not Federally Chartered
6,600	Peoples Federal Bancshares, Inc. *	89,362	92,928	3.84%
Services - Educational Services
5,500	Apollo Group Inc. Class A *	242,040	240,240	9.92%
State Commercial Banks
6,000	Standard Financial Corp. *	86,373	91,200	3.77%
Total for Common Stock		$ 1,873,407	$ 2,032,054	83.90%
Total Investment Securities		$ 1,873,407	$ 2,032,054	83.90%
Other Assets in Excess of Liabilities			$ 389,971	16.10%
Net Assets			$ 2,422,025	100.00%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report 6

Bretton Fund

Statement of Assets and Liabilities (Unaudited)
June 30, 2011

Assets:
Investment Securities at Fair Value	$ 2,032,054
(Cost $1,873,407)
Cash	392,111
Dividend Receivable	764
Total Assets	2,424,929
Liabilities:
Payable to Adviser (Note 4)	2,904
Total Liabilities	2,904
Net Assets	$ 2,422,025

Net Assets Consist of:
Paid In Capital (Note 5)	$ 2,245,966
Accumulated Net Investment Income/(Loss)	(5,687)
Accumulated Realized Loss on Investments - Net	23,099
Unrealized Appreciation in Value of Investments
Based on Identified Cost - Net	158,647
Net Assets, for 146,375 Shares Outstanding	$ 2,422,025
(Unlimited shares authorized)
Net Asset Value and Offering Price Per Share
($2,422,025/146,375 shares)	$ 16.55

Statement of Operations (Unaudited)
For the six month period ended June 30, 2011

Investment Income:
Dividends	$ 10,568
Interest	2
Total Investment Income	10,570
Expenses:
Management Fees (Note 4)	16,257
Total Expenses	16,257

Net Investment Loss	(5,687)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain/(Loss) on Investments	23,099
Net Change in Unrealized Appreciation on Investments	57,880
Net Realized and Unrealized Gain on Investments	80,979

Net Increase in Net Assets from Operations	$ 75,292

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report 7

Bretton Fund

Statements of Changes in Net Assets	(Unaudited)
	1/1/2011		9/30/2010*
	to		to
	6/30/2011		12/31/2010
From Operations:
Net Investment Loss	$ (5,687)		$ (2,163)
Net Realized Gain (Loss) on Investments	23,099		-
Change in Net Unrealized Appreciation	57,880		100,767
Increase/(Decrease) in Net Assets from Operations	75,292		98,604
From Distributions to Shareholders:
Net Investment Income	-		-
Net Realized Gain from Security Transactions	-		-
Change in Net Assets from Distributions	-		-
From Capital Share Transactions:
Proceeds From Sale of Shares	500,766		1,747,363
Shares Issued on Reinvestment of Dividends	-		-
Cost of Shares Redeemed	-		-
Net Increase (Decrease) from Shareholder Activity	500,766		1,747,363

Net Increase (Decrease) in Net Assets	576,058		1,845,967

Net Assets at Beginning of Period	1,845,967		-
Net Assets at End of Period (Including Accumulated Undistributed
Net Investment Income (Loss) of ($5,687) and $0, respectively)	$ 2,422,025		$ 1,845,967

Share Transactions:
Issued	30,430		115,945
Reinvested	-		-
Redeemed	-		-
Net Increase in Shares	30,430		115,945
Shares Outstanding Beginning of Period	115,945		-
Shares Outstanding End of Period	146,375		115,945

Financial Highlights
Selected data for a share outstanding throughout the period:	(Unaudited)
	1/1/2011		9/30/2010*
	to		to
	6/30/2011		12/31/2010
Net Asset Value -
Beginning of Period	$ 15.92		$ 15.00
Net Investment Loss(a)	(0.04)		(0.02)
Net Gain (Loss) on Securities
(Realized and Unrealized)	0.67		0.94
Total from Investment Operations	0.63		0.92

Distributions (From Net Investment Income)	-		-
Distributions (From Realized Capital Gains)	-		-
Total Distributions	-		-

Net Asset Value -
End of Period	$ 16.55		$ 15.92
Total Return(b)	3.96%	***	6.13%	***
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 2,422		$ 1,846
Ratio of Expenses to Average Net Assets	1.50%	**	1.50%	**
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.52)%	**	(0.56)%	**
Portfolio Turnover Rate	5.21%	***	0.00%	***

* Commencement of Operations.          ** Annualized.          *** Not Annualized.
(a) Per share amounts were calculated using the average shares method.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report 8

Notes to Financial Statements
Bretton Fund
June 30, 2011
(Unaudited)

1.) ORGANIZATION:
Bretton Fund (the “Fund”) was organized as a non-diversified series of the PFS Funds (the “Trust”) on September 21, 2010. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000. Prior to March 5, 2010, the Trust was named Wireless Fund. The Fund is registered as an open-end investment company under the Investment Company Act of 1940, as amended. The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of June 30, 2011, there were five series authorized by the Trust. The Fund commenced operations on September 30, 2010. The Fund's investment objective is to seek long-term capital appreciation. The investment adviser to the Fund is Bretton Capital Management, LLC (the “Adviser”).

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION:
All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year (2010), or expected to be taken in the Fund’s 2011 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

USE OF ESTIMATES:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER:
The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sales of investment securities. Discounts and

2011 Semiannual Report 9

Notes to the Financial Statements (Unaudited) - continued

premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.) SECURITIES VALUATIONS
As described in Note 2, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust, and are categorized in level 2 or level 3, when appropriate.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. Generally, fixed income securities are categorized as level 2.

2011 Semiannual Report 10

Notes to the Financial Statements (Unaudited) - continued

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of June 30, 2011:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$2,032,054	$0	$0	$2,032,054
Total	$2,032,054	$0	$0	$2,032,054

The Fund did not hold any level 3 assets during the six month period ended June 30, 2011. There were no transfers into or out of level 1 or level 2 during the six month period ended June 30, 2011. It is the Fund’s policy to consider transfers into or out of level 1 and level 2 as of the end of the reporting period.

4.) INVESTMENT ADVISORY AGREEMENT AND RELATED PARTY TRANSACTIONS
The Fund has entered into an investment advisory agreement (“Management Agreement”) with the Adviser. The Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees, and, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment, and executive personnel necessary for managing the Fund. The Adviser pays the expenses of the Fund except for all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of acquired funds, extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto. For its services, the Adviser receives an investment management fee equal to 1.50% of the average daily net assets of the Fund.

For the six month period ended June 30, 2011, the Adviser earned management fees totaling $16,257, of which $2,904 was due to the Adviser at June 30, 2011.

5.) CAPITAL SHARES
The Trust is authorized to issue an unlimited number of shares of beneficial interest. Paid-in capital at June 30, 2011, was $2,245,966 representing 146,375 shares outstanding.

6.) RELATED PARTY TRANSACTIONS
A control person of Premier Fund Solutions, Inc. (the “Administrator”) also serves as trustee/officer of the Fund. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator of the Fund by the Adviser.

The Trustees who are not interested persons of the Fund received a total of $2,000 in Trustees’ fees plus travel and related expenses for the six month period ended June 30, 2011. Under the Management Agreement, the Adviser pays these fees.

7.) PURCHASES AND SALES OF SECURITIES
For the six month period ended June 30, 2011, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $742,650 and $155,633, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

8.) SECURITY TRANSACTIONS
For Federal income tax purposes, the cost of investments owned at June 30, 2011, was $1,873,407. At June 30, 2011, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

2011 Semiannual Report 11

Notes to the Financial Statements (Unaudited) - continued

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$226,982	($68,335)	$158,647

There were no differences between book basis and tax basis unrealized appreciation.

9.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2011, Stephen Dodson and family members held, in aggregate, approximately 84% of the Fund and therefore, may be deemed to control the Fund. Stephen Dodson is the control person of the Adviser.

10.) DISTRIBUTIONS TO SHAREHOLDERS
There were no distributions paid during the six month period ended June 30, 2011 and the previous partial period September 30, 2010, through December 31, 2010.

2011 Semiannual Report 12

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2011 Semiannual Report 13

Investment Adviser
Bretton Capital Management, LLC

Legal Counsel
The Law Offices of John H. Lively & Associates, Inc.
A Member Firm of the 1940 Act

Custodian
US Bank N.A.

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.

Distributor
Rafferty Capital Markets, LLC

This report is provided for the general information of the shareholders of the Bretton
Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/ Ross C. Provence Ross C. Provence President

Date: 8/11/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ross C. Provence Ross C. Provence President

Date: 8/11/11

By: /s/ Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 8/11/11